$17,690,000                                                         June 8, 1995
                                                              New York, New York

                                  RENEWAL NOTE

          FOR VALUE RECEIVED, AIRCOA HOTEL PARTNERS, L.P., a Delaware limited partnership (the "COMPANY") hereby promises to pay to THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED (the "BANK"), for account of its Applicable Lending Office provided for by the Credit Agreement referred to below, at its principal New York office at 140 Broadway, New York, New York 10005-1196, the principal amount of Seventeen Million Six Hundred Ninety Thousand and 00/100 Dollars ($17,690,000), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount hereof, at such office, in like money and funds, for the period commencing on the date hereof until such principal amount shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The date, amount, interest rate and duration of Interest Period (if applicable) of the principal amount evidenced hereby, and each payment made on account thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Renewal Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the principal amount evidenced hereby.

          This Renewal Note is the Florida Renewal Note referred to in the Credit Agreement dated as of June 8, 1995 (as amended from time to time, the "CREDIT AGREEMENT") between the Company and Bank, and evidences in part the Mortgage Loan made by the Bank thereunder. Terms used but not defined in this Renewal Note have the respective meanings assigned to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of this Renewal Note upon the occurrence of certain events and for prepayments of the Loans upon the terms and conditions specified therein.

          Except as permitted by Section 10.06(b) and (c) of the Credit Agreement, this Renewal Note may not be assigned by the Bank to any other Person.

                                                                  Exhibit 10.40c

     This Renewal Note shall be governed by and construed in accordance with the law of the State of New York.
                                             AIRCOA HOTEL PARTNERS, L.P.

                                             By:  AIRCOA HOSPITALITY SERVICES,
                                                  INC., its general partner


                                             By:/s/ Michael Sheh
                                                ------------------------------
                                                Michael Sheh
                                                Senior Vice President

                                             By:/s/ David C. Ridgley
                                                ------------------------------
                                                David C. Ridgley
                                                Vice President

                         SCHEDULE OF LOAN

          This Renewal Note evidences in part the Mortgage Loan made under the within-described Credit Agreement to the Company, on the date, in the principal amount, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, conversion and prepayments of principal set forth below:

                                               Amount
  Date      Prin-                               Paid,
  Made,     cipal               Duration       Prepaid      Unpaid
Continued  Amount                  of         Continued      Prin-      Notation
   or        of      Interest   Interest          or         cipal
Converted   Loan      Rate       Period       Converted     Amount      Made by
---------  ------    ------     --------      ---------     ------       -------

                                      NOTE
                                      ----

$90,000,000                                                   New York, New York
                                                               February 20, 1987

          FOR VALUE RECEIVED, the undersigned, AIRCOA HOTEL PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of BANKERS TRUST COMPANY (the "Agent") on January 31, 1992, for the ratable benefit of the Lenders, the lesser of the principal sum of NINETY MILLION DOLLARS ($90,000,000) or the aggregate unpaid principal amount of all Loans made by the Lenders to the Borrower pursuant to the Agreement.

     The Borrower shall pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until such principal amount is paid in full at the rates per annum set forth in or established pursuant to the Loan Agreement of even date herewith by and among the Borrower, as borrower, Bankers Trust Company and Cassa Di Risparmio Di Torino, New York Branch, as Lenders, and Bankers Trust Company, as Agent (as the same may from time to time be amended or otherwise, modified the "Agreement"). Such interest shall be payable on such dates as are determined from time to time pursuant to the Agreement and shall be calculated as therein provided.

          Both the principal hereof and the interest her on are payable in immediately available funds at the Payment Office or at such other place as the Agent may specify in writing.

          The Agent shall, and is hereby authorized by the Borrower to, note on the schedule(s) annexed hereto and constituting a part hereof the date and amount of each Loan made by the Lenders pursuant to the Agreement, the type of each such Loan as a Prime Rate Loan, a CD Rate Loan, a Eurodollar Loan or a Special Rate Loan, the last day of each Interest Period applicable thereto and each conversion of a Loan.

          Presentment, protest and other notice of any kind are hereby expressly waived.

          This Note is secured by the Security Documents and is entitled to the benefit thereof.

          The personal obligation of the Borrower in respect of the Indebtedness evidenced hereby is limited as set forth in SECTION 9.15 of the Agreement.

          In the event that any action, suit or other proceeding is brought by the holder hereof to collect this Note, the Borrower shall be liable for all court costs and expenses of collection, including, without limitation, attorneys' fees and disbursements.

          This Note is executed and delivered to the Agent pursuant to the Agreement, and is entitled to the benefits of the Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain stated events. All capitalized terms used in the Agreement are used herein with the same meanings as are set forth in the Agreement.

          This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within such State, without reference to any choice or conflict of laws rules.

          This Note, to the extent of $59,627,713, to the extent of the Durham Refinancing Loan, if made, and to the extent of the Kona Refinancing Loan, if made, does not create any additional or further indebtedness other than that evidenced by the original notes initially secured by existing mortgages assigned to the Agent or refinanced with Loan proceeds.

          No more than $19,000,000 of the Indebtedness evidenced hereby is secured by the fee and leasehold estates of the Borrower or any other Person in the properties comprising or underlying the Buffalo Lease.

          This Note may not be modified or discharged orally or otherwise, except by a writing duly executed by the holder hereof.

                                        AIRCOA HOTEL PARTNERS, L.P.

                                        By:  Associated Inns &
                                             Restaurants Company of
                                             America, General Partner

                                        By:/s/ Frank D. Palmer
                                           --------------------------------
                                           Title: Vice President

                   SCHEDULE OF PRIME RATE, CD RATE, EURODOLLAR
                   LOANS, SPECIAL RATE LOANS AND PAYMENTS AND
             CONVERSIONS OF PRINCIPAL MADE PURSUANT TO THE AGREEMENT


           Type of Loan
       (Prime Rate, CD Rate                         Amount
        Eurodollar Rate or   Last Day of    Amount  Paid or   Amount    Notation
Date       Special Rate)   Interest Period  of Loan Prepaid  Converted   Made By
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